                                                                    EXHIBIT 23.4

The Board of Directors
Tumbleweed Communications Corp.:

    We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG LLP


San Francisco, California
December 20, 1999